UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Matthews International Funds

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Matthews International Funds

(d/b/a Matthews Asia Funds)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

January 22, 2015

Dear Shareholder:

The enclosed Proxy Statement contains information about the election of five Trustee nominees to the Board of Trustees (the “Board”) of the Matthews International Funds (the “Trust”). Two of the Trustee nominees currently serve on the Board, and the remaining three Trustee nominees will be new to the Board if elected.

The Board currently consists of five Trustees, Jonathan Zeschin, Richard K. Lyons, G. Paul Matthews, Rhoda Rossman, and Toshi Shibano. Each of Messrs. Matthews and Shibano and Ms. Rossman was previously elected by shareholders of the Trust at a special meeting of shareholders held on May 24, 2006. Mr. Lyons served as a Trustee and Chairman of the Board from the Trust’s inception in 1994 through 2006. Mr. Lyons resigned from the Board in 2006 to pursue a full-time employment opportunity at an investment bank. In 2010, Mr. Lyons rejoined the Board as a Trustee by appointment of the Board, and he has been serving in that capacity continuously since then. Although Mr. Lyons was also previously elected by shareholders of the Trust at the special meeting of shareholders held on May 24, 2006, because of his absence from the Board between 2006 and 2010, you are being asked to reelect Mr. Lyons to the Board. Mr. Zeschin joined the Board as a Trustee by appointment of the Board in 2007 and has been serving in that capacity continuously since then. Mr. Zeschin was elected Chairman of the Board in August 2014. As a result of the death of the former Trustee and Chairman of the Board, Geoffrey H. Bobroff, in July 2014 and a recent increase in the Board’s size, the Board currently has three vacancies. To fill those vacancies, the Board has nominated Christopher F. Lee, Gale K. Caruso and William J. Hackett for election as Trustees of the Trust.

Each of Messrs. Lyons, Zeschin, and Lee and Ms. Caruso will be independent Trustees, while Mr. Hackett will be an interested Trustee because of his ownership interest in Matthews International Capital Management, LLC, the investment adviser to the Trust (“Matthews”), and the offices he holds with Matthews. The Board believes that it is in the best interests of the Trust and its shareholders to elect each of Messrs. Lyons, Zeschin, Lee and Hackett and Ms. Caruso to the Board.

The enclosed Proxy Statement describes the voting process for shareholders. We ask that you read it carefully and vote in favor of the election of each Trustee nominee. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for February 24, 2015. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Thank you for your continued support.

Sincerely, /s/ John P. McGowan John P. McGowan Vice President and Secretary

Matthews International Funds

(d/b/a Matthews Asia Funds)

Matthews Asia Strategic Income Fund	Matthews China Fund
Matthews Asian Growth and Income Fund	Matthews India Fund
Matthews Asia Dividend Fund	Matthews Japan Fund
Matthews China Dividend Fund	Matthews Korea Fund
Matthews Asia Focus Fund	Matthews Asia Small Companies Fund
Matthews Asia Growth Fund	Matthews China Small Companies Fund
Matthews Pacific Tiger Fund	Matthews Asia Science and Technology Fund
Matthews Emerging Asia Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To be held on February 24, 2015

_________________________

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above, each a series of Matthews International Funds (the “Trust”), will be held at the offices of Matthews International Capital Management, LLC (“Matthews”) at Four Embarcadero Center, Suite 550, San Francisco, California 94111 on Tuesday, February 24, 2015 at 8:00 a.m., Pacific Time, or at any adjournment(s) thereof, for the following purposes:

1.	To elect five (5) Trustees to the Board of Trustees of the Trust (the “Board”);

2.	To transact such other business, if any, as may properly come before the Meeting.

The Board has fixed the close of business on January 20, 2015 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting or at any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on February 24, 2015:

The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Annual Report to shareholders are available at http://us.matthewsasia.com/investor-resources/literature-and-forms.fs.

By Order of the Board of Trustees

/s/ John P. McGowan

John P. McGowan

Vice President and Secretary

Dated: January 22, 2015

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE TRUSTEE NOMINEES.

YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

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Questions and Answers

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal submitted for your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on February 24, 2015 (the “Meeting”)?

A.	At the Meeting, you will be voting on a proposal to elect five (5) Trustees to the Board of Trustees (the “Board”) of Matthews International Funds (the “Trust” or the “Funds”).

Q.	Who are the Trustee nominees?

A.	There are five (5) Trustee nominees, two of whom currently serve as Trustees of the Trust and three of whom have not served on the Board previously.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR each of the Trustee nominees.

Q.	Why is the Board recommending that shareholders approve the election of the Trustees?

A.	The Board approved the proposal for a number of reasons. In particular, the Board believes that it would be beneficial to current and future shareholders of the Trust to expand the breadth and depth of the Board by adding Trustees with varied backgrounds and qualifications. To that end, the Board, with the assistance of Trust counsel and Matthews International Capital Management, LLC, the investment adviser to the Trust (“Matthews”), has selected three new Trustee candidates, Christopher F. Lee, who has extensive knowledge of Asian investment markets, Gale K. Caruso, who has significant experience serving on mutual fund boards, and William J. Hackett, who holds leadership positions with the Trust and Matthews and is therefore intimately familiar with the Funds’ operations.

Additionally, the Board is currently prohibited by Section 16(a) of the Investment Company Act of 1940, as amended, from filling any vacancy on the Board without shareholder approval. The election of the Trustee nominees to the Board by shareholders would provide the Board with more flexibility when a future vacancy exists on the Board as a result of Trustee resignation or otherwise. Allowing the Board to fill a vacancy on the Board would avoid the need to incur the cost of an additional proxy solicitation in the foreseeable future.

Q.	How will the election of the Trustee nominees affect management of the Funds?

A.	Although, if elected, the Board will have new Trustees, Matthews will remain the investment adviser to the Funds. The proposal to elect the Trustee nominees is not intended to impact the investment policies, strategies and risks of any Fund, and the composition of any Fund’s portfolio should not change as a result of the election of the Trustee nominees.

Q.	How will the election of the Trustee nominees affect the expenses of the Funds?

A.	The Funds will experience a modest increase in total compensation paid to the independent Trustees because of the increase in the number of independent Trustees if Mr. Lee and Ms. Caruso are elected to the Board. However, the additional compensation for the independent Trustees is immaterial as compared to the overall expenses of the Funds, and the Board believes that the governance benefits likely to result from a larger Board should outweigh any of these additional expenses the Funds would incur.

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Q.	How do I vote?

A.	You can vote in person at the Meeting. In the event you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

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Matthews International Funds

(d/b/a Matthews Asia Funds)

Matthews Asia Strategic Income Fund	Matthews China Fund
Matthews Asian Growth and Income Fund	Matthews India Fund
Matthews Asia Dividend Fund	Matthews Japan Fund
Matthews China Dividend Fund	Matthews Korea Fund
Matthews Asia Focus Fund	Matthews Asia Small Companies Fund
Matthews Asia Growth Fund	Matthews China Small Companies Fund
Matthews Pacific Tiger Fund	Matthews Asia Science and Technology Fund
Matthews Emerging Asia Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

_________________________

proxy statement

_________________________

SPECIAL MEETING OF SHAREHOLDERS

 To be held on February 24, 2015

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Matthews International Funds (the “Trust”) for voting at the Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (the “Funds”) to be held at 8:00 a.m., Pacific Time, on Tuesday, February 24, 2015, at the offices of Matthews International Capital Management, LLC (“Matthews”), at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Trust on or about January 23, 2015.

At the Meeting, shareholders of the Trust will be asked to vote on the proposal to elect five (5) Trustee nominees (the “Nominees”) to the Board (the “Proposal”). Shareholders of all of the Funds will vote together for the election of Trustees. The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on January 20, 2015 as the record date (the “Record Date”) for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund is set forth in Exhibit A, which in each case equals the number of votes to which each such class is entitled.

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Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Funds. The Funds have retained AST Fund Solutions, LLC (“AST”), a third party proxy vendor, to assist in the proxy solicitation and tabulation. AST’s fees are estimated to be approximately $460,000, which include reimbursement to be paid to intermediaries for expenses incurred but do not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses.

While solicitation will be primarily by mail, certain officers and representatives of the Funds, officers, employees or agents of Matthews, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum; Adjournment

The presence at the Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of the Trust constitutes a quorum for the Meeting with respect to the Proposal. Thus, the Meeting could not take place on its scheduled date if less than one-third of the Outstanding Shares of the Trust is represented in person or by proxy.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Trust than the quorum will be sufficient for an adjustment. No notice of any adjournment of the Meeting will be given other than announcement at the Meeting or an adjournment thereof.

Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum at the Meeting is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

The election of the Nominees to the Board requires a plurality of the Outstanding Shares of the Trust present, in person or by proxy, and voting at the Meeting, meaning that to be elected a Nominee must be one of the five (5) nominees receiving the most “FOR” votes because the five (5) nominees receiving the most “FOR” votes (even if less than a majority of the votes cast) will be elected.

In determining whether shareholders have elected a Nominee to the Board, broker non-votes and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of the Nominees.

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PROPOSAL: ELECTION OF Trustees

Introduction

The Board currently consists of five Trustees. Four of the current Trustees, Jonathan Zeschin, Richard K. Lyons, Rhoda Rossman, and Toshi Shibano, are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act, as amended (the “1940 Act”) (the “Independent Trustees”), while the remaining current Trustee, G. Paul Matthews, is deemed an “interested person” of the Trust because of his ownership interest in and leadership position with Matthews (the “Interested Trustee”). As a result of the death of the former Trustee and Chairman of the Board, Geoffrey H. Bobroff, in July 2014 and a recent increase in the Board’s size, the Board currently has three vacancies.

Each of Messrs. Matthews and Shibano and Ms. Rossman was previously elected by shareholders of the Trust at a special meeting of shareholders held on May 24, 2006. While Mr. Lyons was also previously elected by shareholders of the Trust at the special meeting of shareholders on May 24, 2006, he resigned from the Board in November 2006, having served continuously as a Trustee and Chairman of the Board since the Trust’s inception in 1994, to pursue a full-time employment opportunity at an investment bank. In 2010, Mr. Lyons rejoined the Board as a Trustee by appointment of the Board, and he has been serving in that capacity continuously since then. Mr. Zeschin joined the Board as a Trustee by appointment of the Board in 2007 and has been serving in that capacity continuously since then. Mr. Zeschin was elected Chairman of the Board in August 2014.

To expand the breadth and depth of the Board, in 2012, the Board began searching for an additional Independent Trustee candidate with expertise in Asian investments. The Board received a number of recommendations from the existing Trustees as well as Matthews, and a multi-round screening process was conducted, which resulted in the selection of Christopher F. Lee in November 2012. To further expand the breadth and depth of the Board and in anticipation of the retirement of Mr. Bobroff, in May 2013, the Board began searching for a second Independent Trustee candidate with significant mutual fund board experience. The Board again received a number of recommendations from existing Trustees as well as Matthews, and following a similar multi-round screening process, Gale K. Caruso was selected in August 2013. Each of Mr. Lee and Ms. Caruso was initially recommended to the Board by a separate existing Independent Trustee and, during the selection process, the Board had the opportunity to meet each of them in person and reviewed their respective biographical information, experience, independence and other factors deemed relevant by the Board. Because the Board is currently prohibited by Section 16(a) of the 1940 Act from filling any vacancy on the Board without shareholder approval, the Board assessed the appropriateness and the timing of calling a special shareholder meeting of the Trust over the course of the past year. At an in-person Board meeting held on November 21, 2014 (the “November 2014 Board Meeting”), the Board formally nominated Mr. Lee and Ms. Caruso for election as Trustees of the Trust by shareholders of the Trust at the Meeting to fill two of the Board vacancies.

At the November 2014 Board Meeting, the Board also nominated William J. Hackett for election as a Trustee of the Trust by shareholders of the Trust at the Meeting to fill the remaining Board vacancy (the “Interested Nominee”). Mr. Hackett joined Matthews in 2007 as its President and has been serving as the Chief Executive Officer of Matthews since 2009. Mr. Hackett has also been serving as the President of the Trust since 2008. Because of his ownership interest in Matthews and the leadership positions he holds with Matthews, Mr. Hackett is deemed an “interested person” of the Trust as defined under the 1940 Act. The Board believes that the addition of Mr. Hackett to the Board would allow his intimate familiarity with the Funds’ and Matthews’ operations and his experience in global investment management to further benefit the Trust and its shareholders. In connection with Mr. Hackett’s nomination for election as a Trustee of the Trust by shareholders of the Trust at the Meeting, the Board reviewed his biographical information, experience, and other factors deemed relevant by the Board and noted in particular that the Board has been working with Mr. Hackett for a number of years.

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In addition to Messrs. Lee and Hackett and Ms. Caruso, at the November 2014 Board Meeting, the Board also nominated two current Trustees, Messrs. Lyons and Zeschin, for election as Trustees of the Trust by shareholders of the Trust at the Meeting (Messrs. Lyons and Zeschin together with Mr. Lee and Ms. Caruso, the “Independent Nominees”). In connection with their appointment to the Board in 2010 and 2007, respectively, the Board had the opportunity to meet each of Messrs. Lyons and Zeschin in person and reviewed their respective biographical information, experience, independence and other factors deemed relevant by the Board.

The Board approved the proposal to elect five (5) Trustees for a number of reasons. In particular, the Board believes that it would be beneficial to current and future shareholders of the Trust to expand the breadth and depth of the Board by adding Trustees with varied backgrounds and qualifications. The Board considered the business experience, the varied backgrounds and the qualifications of each Nominee and concluded that each Nominee possesses such skills, experience, and attributes that would complement the current mix of relevant skills and experience on the Board.

Additionally, the Board is currently prohibited by Section 16(a) of the 1940 Act from filling any vacancy on the Board without shareholder approval because immediately after filling a vacancy on the Board, only three out of six, which is less than two-thirds as required by Section 16(a), of the Trustees then holding office would have been elected by shareholders of the Trust. Further, if at any time less than a majority of the Trustees holding office at that time were elected by shareholders of the Trust, the Board or the proper officer of the Trust will be required pursuant to Section 16(a) of the 1940 Act to call a shareholder meeting as promptly as possible and in any event within sixty (60) days for the purpose of electing Trustees to fill any existing vacancies in the Board. The election of the Nominees to the Board by shareholders would provide the Board with more flexibility when a future vacancy exists on the Board as a result of Trustee resignation or otherwise. Allowing the Board to fill a vacancy on the Board would avoid the need to incur the cost of an additional proxy solicitation in the foreseeable future.

The Board considered that the increase in the number of Independent Trustees if Mr. Lee and Ms. Caruso are elected to the Board would cause the Funds’ expenses to experience a modest increase. However, the additional compensation for the Independent Trustees is immaterial as compared to the overall expenses of the Funds and are not expected to materially alter the expense ratio or the net asset value of any Fund. In addition, the Board believes that the governance benefits likely to result from a larger Board should outweigh any of these additional expenses the Funds would incur, particularly given the increased responsibilities for the Trustees in the post 2008-2009 crisis regulatory environment.

The Nominees are to be elected by shareholders of all classes of the Funds voting together as a single class. The Nominees, if elected, will serve as Trustees of the Trust in accordance with the Trust Instrument and the By-Laws of the Trust. If all of the Nominees are elected to the Board at the Meeting, a majority (six of eight) of the Trustees on the Board will be Independent Trustees, and all Trustees on the Board will have been elected by shareholders of the Trust. All of the Nominees have consented to serving as Trustees of the Trust if elected. However, if any Nominee becomes unavailable for election, the enclosed Proxy Card may be voted for a substitute nominee in the discretion of the proxy holder(s).

Information Regarding the Nominees and the Trustees

Nominees

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust. The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board and intangible qualities each Nominee possesses. The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills.”

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In addition, the names of and years of birth for the Nominees; position(s), term of office, and length of service with the Trust; principal occupation(s) during the past five (5) years; the number of portfolios or funds in the Fund Complex (see Footnote 2 below the table) that each Nominee currently oversees or will oversee if elected; and any other trusteeships or directorships held by each Nominee are also set forth below in the table. The address of each of the Nominees is c/o Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[2] Overseen or to be Overseen by Nominee	Other Trusteeships / Directorships Held by Nominee

Independent Nominees

Christopher F. Lee Born 1967	Nominee for Trustee	N/A	Lecturer (part-time) (since 2013), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010--2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002--2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000--2002), Vice President, International Private Clients Group (1997--2000), Associate, Debt and Equity Markets Group (1995-1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	17	Director (since 2013), Asian Masters Fund (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (since 2010), Oakland Museum of California.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[2] Overseen or to be Overseen by Nominee	Other Trusteeships / Directorships Held by Nominee

Gale K. Caruso Born 1957	Nominee for Trustee	N/A	Formerly President and Chief Executive Officer (1999--2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994--1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986--1999), Scudder Kemper Investments, Inc. (investment management).	17	Trustee (since 2006), Pacific Select Fund (58 Portfolios) and Pacific Life Funds (33 Portfolios); Director (2005--2012), Make-A-Wish Foundation of Maine; Director (2005--2009), LandAmerica Financial Group, Inc.; Director (2001--2003), Make-A-Wish of Northern Illinois; former member of the Board of Directors, Illinois Life Insurance Council.

Jonathan F. Zeschin Born 1953	Trustee and Chairman of Board	Trustee since 2007 and Chairman of Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management); President (since 2000), Essential Advisers Inc. (financial holding company); Managing Partner (since 1998), JZ Partners LLC (consulting).	17	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Trustee and Chairman of the Board, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Trustee (2002–2007), ICON Funds (17 Portfolios); Director (2002-2004), Wasatch Funds (10 Portfolios).

Richard K. Lyons Born 1961	Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	17	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Director (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews International Funds (9 Portfolios).

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[2] Overseen or to be Overseen by Nominee	Other Trusteeships / Directorships Held by Nominee

Interested Nominee

William J. Hackett[3] Born 1967	Nominee for Trustee; President	President since 2008	President (since 2013), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	17	Chairman (since 2010), Matthews Asia Funds SICAV (Luxembourg) (10 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

[1]	Each Trustee of the Trust serves for an indefinite term, until retirement age or until his/her successor is elected. A Trustee will be required to retire on or before December 31 of the year in which the Trustee turns 72. Each officer of the Trust serves at the pleasure of the Board.

[2]	For purposes of this table, “Fund Complex” refers to the fifteen (15) Funds comprising the Trust and the two (2) series comprising the Matthews A Share Selections Fund, LLC (the “A Share Fund”), which is a registered investment company advised by Matthews.

[3]	Mr. Hackett is deemed an “interested person” of the Trust as defined under the 1940 Act because of his ownership interest in Matthews and the leadership positions he holds with Matthews.

Remaining Trustees of the Board

The following table contains similar information about the remaining three Trustees of the Trust, two of whom are Independent Trustees and one of whom is an Interested Trustee. The address of each of the remaining Trustee is c/o Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships / Directorships Held by Trustee

Independent Trustees

Rhoda Rossman Born 1958	Trustee	Since 2006	Vice President, Corporate Investment Officer (2007- 2010), Senior Vice President and Treasurer (2003-2007), The PMI Group, Inc. (mortgage insurer).	17	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios).

Toshi Shibano Born 1950	Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1995), Strategic Value Creation, Inc. (executive development programs); Executive Education Lecturer (since 1995), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001-2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995-2000), University of Chicago Graduate School of Business; Assistant Professor (1988-1995), Haas School of Business, UC Berkeley.	17	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios).

Interested Trustee

G. Paul Matthews[3] Born 1956	Trustee	Since 2006	Director (since 1996) Chairman (1996-2009), Managing Member (since 1996), Portfolio Manager (1996–2012), Chief Investment Officer (1991–2007), Matthews (investment management); President (1994–2007), Matthews International Funds (registered investment company).	17	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Director (since 2004), Matthews Asian Selections Funds PLC (Ireland) (1 Portfolio); Trustee (2001–2004) and Trustee and Chairman of Board (1994–1998), Matthews International Funds (7 Portfolios).

[1]	Each Trustee of the Trust serves for an indefinite term, until retirement age or until his/her successor is elected. A Trustee will be required to retire on or before December 31 of the year in which the Trustee turns 72.

[2]	For purposes of this table, “Fund Complex” refers to the fifteen (15) Funds comprising the Trust and the two (2) series comprising the A Share Fund.

[3]	Mr. Matthews is deemed an “interested person” of the Trust as defined under the 1940 Act because of his ownership interest in Matthews and the leadership position he holds with Matthews.

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Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the then composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees and any nominees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the various individual Nominees and Trustees.

Independent Nominees

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Lyons* has enjoyed and continues to enjoy a distinguished academic and professional career in fields relevant to business and the investment industry generally, and he has many years of experience as a director or trustee of investment companies, including over a decade in the past as a Trustee of the Trust.

Mr. Zeschin* has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

* Messrs. Lyons and Zeschin are current Independent Trustees serving on the Board.

Interested Nominee

Mr. Hackett has extensive executive and global investment management experience as the senior executive of Matthews and as a partner of one of the leading accounting and consulting firms in the world, and he has been serving on the boards of two registered investment companies (one in Luxemburg and one in Ireland) sponsored by Matthews or an affiliate since 2010 and 2009.

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Independent Trustees

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Shibano has many years of academic and professional business experience with prominent institutions and companies, much of which has related to financial matters, and he also has over ten years of experience serving on the Board.

Interested Trustee

Mr. Matthews has extensive executive and industry experience as the founder and senior executive of Matthews, is intimately familiar with Asian equity securities and markets, and has been serving on the Board since 2006.

Board Leadership Structure and Risk Oversight

The operations of the Funds are under the direction of the Board. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds.

The Board currently consists of five Trustees, four of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, each of the three standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, is comprised exclusively of Independent Trustees. Those committees are the Audit Committee, the Nominating and Compensation Committee and the Compliance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel and with the Trust’s Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment advisory agreement with the Funds. Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer and CCO.

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and its committees receive reports on the Funds’ activities, including reports regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to the Board’s oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

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Board Committees

Currently, the Board has an Audit Committee, a Nominating and Compensation Committee, and a Compliance Committee. Each committee is composed solely of the Independent Trustees (currently, Messrs. Lyons, Shibano and Zeschin and Ms. Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Shibano, Chairperson	The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls.

Nominating and Compensation Committee Ms. Rossman, Chairperson

The Nominating and Compensation Committee has the responsibility, among other things, to consider and nominate new Trustees to serve on the Board and to annually review and consider the compensation of the Board as well as the compensation of the CCO. The Nominating and Compensation Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Nominating and Compensation Committee to make a proper judgment as to the candidate’s qualifications.

The Nominating and Compensation Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating and Compensation Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Nominating and Compensation Committee considers a variety of factors it deems appropriate. The Nominating and Compensation Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Nominating and Compensation Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Nominating and Compensation Committee.

The Nominating and Compensation Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Nominating and Compensation Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating and Compensation Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Nominating and Compensation Committee has a charter, a current copy of which is available to shareholders on the Funds’ website at http://us.matthewsasia.com/investor-resources/literature-and-forms.fs.

Compliance Committee Ms. Rossman, Chairperson	The Compliance Committee has the responsibility, among other things, to (1) oversee the implementation of the Trust’s compliance program; (2) review the CCO’s administration of compliance policies and procedures; and (3) monitor responses to any regulatory action or inquiry.

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Board and Committee Meeting Attendance

During the fiscal year ended December 31, 2014, the Board met 8 times, the Audit Committee met 1 time, the Nominating and Compensation Committee met 4 times, and the Compliance Committee met 1 time.

During the fiscal year ended December 31, 2014, each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

Trustee Compensation

The fees and expenses of the Trustees are allocated among the Funds and paid by the Trust. The following table shows the fees paid during the fiscal year ended December 31, 2014 to the Nominees and the Trustees for their service to the Funds and the total compensation paid to the Nominees and the Trustees by the Fund Complex.

	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex[1] paid to Trustees
Independent Nominees
Christopher F. Lee	$0	None	None	$0
Gale K. Caruso	$0	None	None	$0
Jonathan F. Zeschin[2]	$168,333	None	None	$168,333
Richard K. Lyons[2]	$154,000	None	None	$154,000

Interested Nominee
William J. Hackett[3]	$0	None	None	$0

Independent Trustees
Rhoda Rossman	$154,000	None	None	$154,000
Toshi Shibano	$154,000	None	None	$154,000

Interested Trustee
G. Paul Matthews[3]	$0	None	None	$0

[1]	For purposes of this table, “Fund Complex” refers to the fifteen (15) Funds comprising the Trust and the two (2) series comprising the A Share Fund. Currently, each of the Trustees of the Trust also serves as a Director of the A Share Fund without any compensation from the A Share Fund but may in the future be compensated by the A Share Fund.

[2]	Each of Messrs. Zeschin and Lyons is currently an Independent Trustee of the Trust and receives compensation for serving in that capacity.

[3]	No compensation is or will be paid to Messrs. Matthews or Hackett because they are deemed to be “interested persons” of the Trust as defined under the 1940 Act.

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Ownership by Trustees and Nominees

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Nominee in each of the Funds and in all registered investment companies overseen or to be overseen by the Trustee or Nominee within the same family of investment companies, as of December 31, 2014.

Name of Trustee/Nominee	Dollar Range of Equity Securities in Each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee/Nominee within the Family of Investment Companies[1]

Independent Nominees

Christopher F. Lee	None	None	None
Gale K. Caruso	• Matthews Asian Growth and Income Fund	$50,001-$100,000	$50,001-$100,000

Jonathan F. Zeschin[2]	• Matthews Asia Small Companies Fund	Over $100,000	Over $100,000
	• Matthews Emerging Asia Fund	$10,001-$50,000
	• Matthews Asia Dividend Fund	$10,001-$50,000
	• Matthews Asian Growth and Income Fund	$10,001-$50,000
	• Matthews Asia Growth Fund	$10,001-$50,000
	• Matthews China Dividend Fund	$10,001-$50,000
	• Matthews Japan Fund	$10,001-$50,000

Richard K. Lyons[2]	• Matthews Asian Growth and Income Fund	$50,001-$100,000	$50,001-$100,000

Interested Nominee

William J. Hackett

• Matthews Asia Small Companies Fund

• Matthews Emerging Asia Fund

• Matthews Asia Dividend Fund

• Matthews Asian Growth and Income Fund

• Matthews Asia Strategic Income

• Matthews Pacific Tiger Fund

• Matthews China Dividend Fund

• Matthews Japan Fund

• Matthews China Fund

• Matthews Korea Fund

• Matthews China Small Companies Fund

• Matthews Asia Science and Technology Fund

		$10,001-$50,000	Over $100,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
Over $100,000
$10,001-$50,000
Over $100,000
$1-$10,000

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Independent TRUSTEES

Rhoda Rossman	• Matthews Japan Fund	$10,001-$50,000	Over $100,000
	• Matthews Asia Dividend Fund	$10,001-$50,000
	• Matthews Asian Growth and Income Fund	$10,001-$50,000
	• Matthews Asia Small Companies Fund	$10,001-$50,000
	• Matthews China Dividend Fund	$10,001-$50,000
	• Matthews India Fund	$10,001-$50,000

Toshi Shibano	• Matthews India Fund	$50,001-$100,000	Over $100,000
	• Matthews China Fund	Over $100,000

Interested TRUSTEE

G. Paul Matthews	• Matthews India Fund	$50,001-$100,000	Over $100,000
	• Matthews Asian Growth and Income Fund	Over $100,000
	• Matthews Asia Strategic Income Fund	Over $100,000
	• Matthews Asia Dividend Fund	Over $100,000
	• Matthews China Dividend Fund	$50,001-$100,000
	• Matthews Asia Focus Fund	Over $100,000
	• Matthews Asia Growth Fund	Over $100,000
	• Matthews Pacific Tiger Fund	Over $100,000
	• Matthews Emerging Asia Fund	$50,001-$100,000
	• Matthews China Fund	Over $100,000
	• Matthews Japan Fund	Over $100,000
	• Matthews Korea Fund	Over $100,000
	• Matthews Asia Small Companies Fund	Over $100,000
	• Matthews China Small Companies Fund	$50,001-$100,000
	• Matthews Asia Science and Technology Fund	Over $100,000

[1]	For purposes of this table, the term “family of investment companies” refers to all of the registered investment companies advised by Matthews (i.e., the Funds and the A Share Fund).

[2]	Each of Messrs. Zeschin and Lyons is currently an Independent Trustee.

As of December 31, 2014, none of the Independent Trustees or the Independent Nominees, or their respective immediate family members, owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter.

Since January 1, 2014, there were no purchases or sales of securities of Matthews or its parent, or subsidiaries of either, by any Trustee or any Nominee.

Officers of the Trust

Each officer of the Trust serves at the pleasure of the Board. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act either because of an ownership interest in Matthews or an office held with the Trust or Matthews. No officer or employee of Matthews receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, nor do the officers of the Trust receive any pension or retirement benefits from the Funds.

Information about each officer of the Trust who is not a Trustee or a Nominee, including name and year of birth; position(s), term of office, and length of service with the Trust; and principal occupation(s) during the past five (5) years, is set forth below in the table. The address of the officers of the Trust is c/o Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Sunil Asnani Born 1975	Vice President	Since 2014	Portfolio Manager (Since 2010), Research Analyst (2008-2010), Matthews (investment management).

Richard Gao Born 1967	Vice President	Since 2009	Portfolio Manager (since 1999), Matthews (investment management).

Mark W. Headley Born 1959	Vice President	Since 2009	Chairman (since 2009), Director (since 1996), Managing Member (since 1996), Portfolio Manager (1996-2012), Chief Investment Officer (2007-2009), Chief Executive Officer or Co-Chief Executive Officer (2002-2009), President (1999-2007), Matthews (investment management); Vice President (since 2009, 1999-2007), President (2007-2008), Matthews International Funds (registered investment company); Director (2004-2008), Matthews Asian Selections Funds, PLC (Ireland) (investments).

Robert Horrocks Born 1968	Vice President	Since 2009	Chief Investment Officer (since 2009), Director of Research (2008-2009), Matthews (investment management); Head of Research (2006-2008), Mirae Asset Management (investment management); Chief Investment Officer (2003-2006), Everbright Pramerica (investment management).

Taizo Ishida Born 1957	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management); Vice President and Portfolio Manager (2000-2006), Wellington Management Company (investment management).

Teresa Kong, CFA Born 1972	Vice President	Since 2011	Portfolio Manager (since 2010), Matthews (investment management); Head of Emerging Market Investments (2006-2009), Barclays Global Investors (investment management).

Kenneth Lowe, CFA Born 1984	Vice President	Since 2012	Portfolio Manager (since 2011), Research Analyst (2010-2011), Matthews (investment management); Investment Manager (2008-2010), Martin Currie Investment Management (investment management).

Shai Malka Born 1973	Treasurer	Since 2005	Treasurer (since 2013), the A Share Fund (registered investment company); Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management).

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John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Vice President and Secretary (since 2013), the A Share Fund (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).

David Monroe Born 1963	Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006-2013), Nikko Asset Management Co, Ltd. (investment management).

J. Michael Oh, CFA Born 1976	Vice President	Since 2009	Portfolio Manager (since 2006), Assistant Portfolio Manager (2003-2006), Matthews (investment management).

Timothy B. Parker Born 1958	Vice President	Since 2008	Vice President and Assistant Secretary (since 2013), the A Share Fund (registered investment company); Director (since 2013), Matthews Global Investors (UK) Ltd (investment management); Managing Member (since 2011), Matthews Global Investors (U.S.), LLC (investment management); Director and Conducting Officer (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Director, International Strategy, Product and Operations (since 2015), General Counsel (2005-2014), Matthews (investment management); Partner (2003–2005), Kirkpatrick & Lockhart Nicholson Graham LLP (law firm).

Manoj K. Pombra Born 1964	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2005	Chief Compliance Officer and Anti-Money Laundering Officer (since 2005), Matthews (investment management); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance (2001-2005), Franklin Templeton Investments (investment management).

Jonathan Schuman Born 1971	Vice President	Since 2010	Senior Vice President (since 2010), Matthews (investment management); Managing Director (1999-2010), PineBridge Investments (investment management).

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Sharat Shroff, CFA Born 1973	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management).

Lydia So, CFA Born 1978	Vice President	Since 2009	Portfolio Manager (since 2008), Senior Research Analyst (2007), Research Analyst (2006-2007), Matthews (investment management).

Frank Wheeler Born 1963	Vice President	Since 2014	Global Head of Distribution and Marketing (since 2013), Matthews (investment management); Executive Vice President (2011-2013), Nuveen Investments (investment management); Head of Distribution (2007-2010), FAF Advisors, Inc. (investment management).

Yu Zhang Born 1975	Vice President	Since 2014	Portfolio Manager (since 2011), Research Analyst (2008 to 2011), Matthews (investment management).

Shareholder Communications

The Trust currently provides the following process for shareholders to send communications to the Board: shareholder correspondence addressed to the Board will be forwarded to each Trustee, and shareholder correspondence addressed to a particular Trustee will be forwarded to that Trustee. The Board has not adopted a more formal shareholder communications policy but may do so in the future.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2014 was PricewaterhouseCoopers LLP (“PwC”). No independent registered public accounting firm has been selected for the Funds for the fiscal year ending December 31, 2015 because such selection is to be considered at the regularly scheduled Board meeting in February 2015. This is consistent with Rule 32a-3 under the 1940 Act, which permits the Funds to select the independent registered public accounting firm at a Board meeting held within thirty (30) days before or ninety (90) days after the beginning of a fiscal year. Absent any unusual or unforeseeable circumstances, the Audit Committee and the Board expect to select PwC to continue to provide audit, accounting and related services to the Funds for the fiscal year ending December 31, 2015. PwC’s business address is Three Embarcadero Center, San Francisco, CA 94111.

Representatives of PwC are not expected to be at the Meeting to answer questions relating to the services provided to the Funds. However, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

The following table sets forth the aggregate fees billed by PwC for each Fund’s most recent two fiscal years for professional services rendered for (i) audit services; (ii) audit-related services; (iii) tax services; and (iv) other services.

Fund	Fiscal Year Ended 12/31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asia Strategic Income Fund	2014	$ 31,018	$ 0	$ 7,658	$ 0
	2013	30,250	0	7,507	0
Asian Growth and Income Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0

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Asia Dividend Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
China Dividend Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
Asia Focus Fund	2014	21,648	0	7,657	0
	2013	12,234	0	3,754	0
Asia Growth Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
Pacific Tiger Fund	2014	31,018	0	7,658	0
	2013	30,250	0	7,507	0
Emerging Asia Fund	2014	21,648	0	7,657	0
	2013	12,234	0	3,754	0
China Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
India Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
Japan Fund	2014	31,018	0	7,657	0
	2013	30,250	0	7,507	0
Korea Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
Asia Small Companies Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0
China Small Companies Fund	2014	31,018	0	7,658	0
	2013	30,250	0	7,507	0
Asia Science and Technology Fund	2014	31,017	0	7,657	0
	2013	30,250	0	7,507	0

Audit Fees. “Audit fees” are the aggregate fees billed for professional services rendered by PwC for the audit of the Funds’ annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. “Audit-related fees” are the aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under “audit fees” above. For the fiscal years ended December 31, 2013 and 2014, no audit-related services were provided by PwC for the Funds.

Tax Fees. “Tax fees” are the aggregate fees billed for professional services rendered by PwC to the Funds for tax compliance, tax advice, and tax planning. For the fiscal years ended December 31, 2013 and 2014, tax services provided by PwC for the Funds related to reviewing the regulated investment company tax qualifications and compliance and assisting with tax returns for the Funds. All of those tax services were approved by the Audit Committee (without relying on the De Minimis Exception defined below).

All Other Fees. “All other fees” are the aggregate fees billed for products and services provided by PwC to the Funds other than the services reported under “audit fees,” “audited-related fees” or “tax fees” above. For the fiscal years ended December 31, 2013 and 2014, no such other services were provided by PwC for the Funds.

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Audit Committee Pre-Approval Policies and Procedures.

The Audit Committee is required to pre-approve the selection of the Trust’s independent public accountant (the “Auditor”) and to recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, to evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to Matthews or its affiliates. Specifically, the Audit Committee reviews and approves the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth in the Audit Committee Charter and described below.

Pre-Approval of Audit Related and Permissible Non-Audit Services

Before the Auditor is engaged by the Trust, the Audit Committee shall (i) pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided by the Auditor to the Trust; or (ii) establish policies and procedures governing the Auditor’s engagement, provided that (a) any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to Matthews; and (b) the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals, in which event the pre-approval policies and procedures must include the requirement that the decisions of any member to whom authority is so delegated be presented to the full Audit Committee at its next scheduled meeting. To date, the Audit Committee has not adopted such pre-approval policies and procedures.

Notwithstanding the foregoing, pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee (the “De Minimis Exception”).

Pre-Approval of Non-Audit Services Provided to Matthews and Certain Control Persons

With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) Matthews and (ii) any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Trust, provided that the De Minimis Exception set forth above applies to pre-approvals of such non-audit services as well, except that the “total amount of revenues” calculation for such non-audit services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this provision (i.e., Matthews or any control person).

Non-Audit Fees. For the fiscal years ended December 31, 2013 and 2014, the aggregate non-audit fees billed by PwC for non-audit services (i.e., tax fees) rendered by PwC to the Funds were $105,099 and $114,858, respectively. For the fiscal years ended December 31, 2013 and 2014, the aggregate non-audit fees billed by PwC for non-audit services rendered by PwC to Matthews and any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Funds were $163,346 and $354,004, respectively. The Audit Committee has considered the provision of non-audit services that were rendered to Matthews and any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Funds that were not pre-approved by the Audit Committee and has determined that the provisions of such non-audit services is compatible with maintaining PwC’s independence.

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Legal Proceedings

The Board is not aware of any legal proceedings involving any of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Board unanimously recommends that you vote FOR the election of each Nominee.

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Other Information

Other Matters to Come Before the Meeting

The Board and management of the Funds are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser

Matthews International Capital Management, LLC is the investment adviser to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742). Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, and provides the personnel needed by the Funds with respect to Matthews’ responsibilities. Matthews also furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds.

Principal Underwriters

Foreside Funds Distributors LLC (“Foreside”), located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter of the Funds’ shares in the United States. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Foreside continually distributes shares of the Funds on a best efforts basis, and Matthews compensates Foreside for its services to the Funds.

HMC Partners (“HMC”), with registered offices at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands, acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time). HMC is not, and is not required to be, a broker-dealer registered with the Securities and Exchange Commission or a member of FINRA. Matthews compensates HMC for its services to the Funds.

Administrator

BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, provides certain administrative, transfer agency and dividend disbursing agent services to the Funds.

Control Persons and Principal Holders of Fund Shares

To the knowledge of the Trust, as of December 31, 2014, (i) no current Trustee of the Trust or Nominee, and no “named executive officer” of the Trust (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of any Fund, and (ii) all Trustees and executive officers of the Trust owned, as a group, less than 1% of the outstanding shares of each class of each Fund; except that all Trustees and executive officers of the Trust owned, as a group, 6.22% of the Institutional Class of the Matthews Asia Focus Fund, 3.47% of the Institutional Class of the Matthews Asia Strategic Income Fund, 1.82% of the Investor Class of the Matthews Asia Strategic Income Fund, and except as indicated in the table below.

25

Name	Fund - Class	Number of Shares beneficially Owned	% of Class Owned
Independent Nominees
Christopher F. Lee	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	--	--
Gale K. Caruso	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	--	--
Jonathan F. Zeschin[1]	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	--	--
Richard K. Lyons[1]	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	--	--
Independent Trustees
Rhoda Rossman	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	--	--
Toshi Shibano	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	--	--
Interested Nominee
William J. Hackett[2]	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	41,795.97	1.74%
Interested Trustee
G. Paul Matthews	Asia Focus Fund - Investor Class	15,405.79	1.97%
	China Small Companies Fund - Investor Class	*	*
Named Executive Officer not a Trustee
Shai Malka	Asia Focus Fund - Investor Class	--	--
	China Small Companies Fund - Investor Class	*	*

All Trustees and Executive Officers	Asia Focus Fund - Investor Class	47,836.00	6.11%
	China Small Companies Fund - Investor Class	312,314.72	13.03%

--	The individual does not beneficially own any outstanding shares of the specified class of the specified Fund.

*	The individual owns less than 1% of the outstanding shares of the specified class of the specified Fund.

[1]	Each of Messrs. Zeschin and Lyons is currently an Independent Trustee.

[2]	Mr. Hackett is a named executive officer of the Trust.

Exhibit B to this Proxy Statement lists the persons that, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of any class of a Fund as of December 31, 2014. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) such Fund.

Shareholder Reports

The Funds’ annual and semi-annual reports to shareholders may be viewed, free of charge, on the Funds’ website at http://us.matthewsasia.com/investor-resources/literature-and-forms.fs. Copies of the Funds’ most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Funds at Matthews Asia Funds, P.O. Box 9791, Providence, RI 02940 or by calling 800.789.ASIA (2742).

Householding

Only one copy of the Funds’ annual report to shareholders and this Proxy Statement and other proxy materials is being delivered to multiple shareholders sharing an address unless the Funds have received contrary instructions from one or more of the shareholders, in which case the Funds will deliver promptly separate copies of such materials to such shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Funds.

Shareholders sharing an address who currently receive multiple copies of proxy materials and annual reports at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of proxy materials and annual reports, should contact the Funds at Matthews Asia Funds, P.O. Box 9791, Providence, RI 02940 or at 800.789.ASIA (2742).

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

The Board recommends that you vote FOR the election of each of the Nominees.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM.

/s/ John P. McGowan
John P. McGowan Vice President and Secretary

Date: January 22, 2015

26

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date.

Fund	Share Class	Number of Shares Outstanding
Asia Strategic Income Fund	Investor Class	5,685,787.366
	Institutional Class	761,044.822
Asian Growth and Income Fund	Investor Class	169,149,022.502
	Institutional Class	65,260,144.296
Asia Dividend Fund	Investor Class	188,921,226.233
	Institutional Class	138,278,832.653
China Dividend Fund	Investor Class	8,623,027.250
	Institutional Class	2,215,204.340
Asia Focus Fund	Investor Class	795,287.366
	Institutional Class	705,265.516
Asia Growth Fund	Investor Class	25,799,765.806
	Institutional Class	13,565,001.211
Pacific Tiger Fund	Investor Class	114,255,120.211
	Institutional Class	190,805,308.674
Emerging Asia Fund	Investor Class	10,041,438.602
	Institutional Class	2,738,386.545
China Fund	Investor Class	43,783,356.464
	Institutional Class	2,472,249.502
India Fund	Investor Class	38,570,103.456
	Institutional Class	4,499,585.249
Japan Fund	Investor Class	29,174,128.364
	Institutional Class	9,809,515.933
Korea Fund	Investor Class	22,535,156.971
	Institutional Class	9,100,579.901
Asia Small Companies Fund	Investor Class	27,814,019.574
	Institutional Class	3,825,428.878
China Small Companies Fund	Investor Class	2,380,124.724
Asia Science and Technology Fund	Investor Class	9,238,563.593
	Institutional Class	4,489,687.476

27

EXHIBIT B

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than 5% of any class of each Fund as of December 31, 2014.

Fund - Class	Name and Address	Number of Shares beneficially Owned	% of Class Owned

Matthews Asia Strategic Income Fund – Investor Class	Charles Schwab & Co Inc. FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St. San Francisco CA 94104-4122	2,895,314.68	51.3273%
	National Financial Services Corp. (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl. 5 Jersey City NJ 07310-2010	942,248.56	16.7039%
	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103	559,826.61	9.9244%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	377,233.59	6.6875%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	331,764.25	5.8814%
Matthews Asia Strategic Income Fund – Institutional Class	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	562,691.40	73.9349%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	159,444.16	20.9502%

28

Matthews Asian Growth and Income Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	66,882,992.69	39.4288%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	43,024,587.90	25.3638%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	9,942,391.19	5.8612%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	8,506,333.38	5.0146%
Matthews Asian Growth and Income Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	30,943,174.59	46.9637%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	21,896,851.52	33.2337%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	5,050,505.05	7.6654%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	3,519,346.70	5.3415%
Matthews Asia Dividend Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco Ca 94104-4122	72,093,397.61	37.6425%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	35,120,874.25	18.3378%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	18,503,256.32	9.6612%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	11,395,996.99	5.9503%
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	9,852,388.44	5.1443%

29

Matthews Asia Dividend Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	35,328,909.16	25.5848%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14,038,351.07	10.1664%
	Tiedemann Trust Company Attention Trust Dept 200 Bellevue Parkway Suite 525 Wilmington DE 19809	12,557,330.04	9.0939%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7,986,385.74	5.7837%
Matthews China Dividend Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	3,901,561.33	44.5791%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,097,741.64	23.9687%
Matthews China Dividend Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	1,815,582.26	79.1646%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	316,710.09	13.8095%

30

Matthews Asia Focus Fund – Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	409,398.06	52.3382%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	144,831.50	18.5155%
	Vanguard Brokerage Services PO Box 1170 Valley Forge PA 19482-1170	45,456.67	5.8113%
Matthews Asia Focus Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	427,258.95	59.9003%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	219,947.82	30.8360%
Matthews Asia Growth Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	8,353,723.08	31.4060%
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	5,889,751.45	22.1427%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	4,206,272.26	15.8136%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,939,543.37	7.2918%

31

Matthews Asia Growth Fund – Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,887,130.57	13.9322%
	Mac & Co FBO NFL Player Second Career Savings Plan Master Trust Attn: Mutual Fund Operations PO Box 3198, 525 William Penn Place Pittsburgh, PA 15230-3198	1,615,665.68	11.9281%
	Bank Of America NA Attn MFO Omni 1-1 PO Box 843869 Dallas TX 75284-3869	1,442,762.87	10.6516%
	Band & Co C/O US Bank NA 1555 N. Rivercenter Drive Ste. 302 Milwaukee Wi 53212	1,412,188.84	10.4259%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	1,407,093.41	10.3882%
	Capinco C/O US Bank NA PO Box 1787 Milwaukee WI 53201	1,235,467.29	9.1212%
	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	1,003,762.88	7.4105%
	AHS Hospital Corp Atlantic Health System 100 Madison Ave #920 Morristown NJ 07962-1956	820,828.67	6.0600%
Matthews Pacific Tiger Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	43,604,541.36	38.0216%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29,049,947.65	25.3305%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7,127,656.07	6.2151%

32

Matthews Pacific Tiger Fund – Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	30,408,540.21	16.0104%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	28,941,793.25	15.2381%
Matthews Emerging Asia Fund – Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	5,714,961.11	60.2336%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,510,085.04	15.9157%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	1,020,282.12	10.7534%
Matthews Emerging Asia Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	1,149,832.44	62.9406%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	521,936.42	28.5702%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	118,602.75	6.4922%

33

Matthews China Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	16,744,004.58	37.8053%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12,116,857.62	27.3579%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	2,624,751.81	5.9263%
Matthews China Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	1,600,142.22	65.2931%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	718,542.82	29.3198%
Matthews India Fund – Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12,113,800.60	32.9230%
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	9,384,755.25	25.5060%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	2,619,065.11	7.1181%

34

Matthews India Fund – Institutional Class	Brown Brothers Harriman & Co As Cust For AFP Provida Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	1,115,178.68	31.0515%
	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	494,740.57	13.7758%
	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo A Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	400,080.04	11.1400%
	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo B Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	362,771.23	10.1012%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	354,841.23	9.8804%
	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo D Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	276,172.12	7.6899%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	184,350.55	5.1331%
Matthews Japan Fund – Investor Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	8,781,190.85	29.5916%
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5,967,787.67	20.1108%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	3,235,001.49	10.9016%

35

Matthews Japan Fund – Institutional Class	Brown Brothers Harriman & Co. As Custodian For Pr-Fondo2 525 Washington Blvd Jersey City NJ 07310	2,588,862.56	26.2778%
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo3 525 Washington Blvd Jersey City NJ 07310	1,568,547.30	15.9213%
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo2 525 Washington Blvd Jersey City, NJ 07310	1,254,837.84	12.7370%
	Brown Brothers Harriman & Co As Custodian for Profuturo AFP-Pr Fondo 3 525 Washington Blvd Jersey City NJ 07310	1,250,000.00	12.6879%
	Charles Atwood Company 0 136 E Michigan Ave Ste 1201 Kalamazoo MI 49007	1,079,799.37	10.9603%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,010,238.07	10.2542%
	Mitra & Co FBO 98 C/O BMO Harris Bank NA Attn Mf 11270 W Park Place Suite 400 Milwaukee, WI 53224-3638	615,515.63	6.2477%
Matthews Korea Fund – Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5,875,166.32	25.9837%
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5,041,096.97	22.2949%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	1,913,655.04	8.4634%

36

Matthews Korea Fund – Institutional Class	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo2 525 Washington Blvd Jersey City, NJ 07310	3,832,736.07	23.8010%
	Brown Brothers Harriman & Co. As Custodian For Pr-Fondo2 525 Washington Blvd Jersey City NJ 07310	3,594,009.98	22.3185%
	Brown Brothers Harriman & Co As Custodian For Profuturo Afp-Pr Fondo 3 525 Washington Blvd Jersey City NJ 07310-1606	2,956,521.74	18.3597%
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo3 525 Washington Blvd Jersey City NJ 07310	2,611,012.67	16.2142%
	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	1,184,104.94	7.3532%
	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo B Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	1,118,169.38	6.9437%
Matthews Asia Small Companies Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	11,300,606.26	40.4764%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	7,843,160.60	28.0926%
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	2,496,841.53	8.9432%

37

Matthews Asia Small Companies Fund – Institutional Class	Tiedemann Trust Company Attention Trust Dept 200 Bellevue Parkway Suite 525 Wilmington DE 19809	1,374,026.34	38.3425%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	934,089.87	26.0660%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	660,363.19	18.4276%
	Mac & Co Attn Mutual Fund Ops P O Box 3198 525 William Penn Place Pittsburgh PA 15230	520,932.80	14.5367%
Matthews Asia Science and Technology Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	3,409,064.44	36.9406%
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,285,223.25	24.7627%
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	537,198.07	5.8211%

38

Matthews Asia Science and Technology Fund – Institutional Class	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	1,274,402.87	28.3847%
	AHS Hospital Corp Atlantic Health System 100 Madison Ave #920 Morristown NJ 07962-1956	1,201,887.54	26.7696%
	Bank Of America NA Attn MFO Omni 1-1 PO Box 843869 Dallas TX 75284-3869	720,263.31	16.0424%
	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	707,167.16	15.7507%
	Saxon & Co PO Box 7780-1888 Philadelphia PA 19182	571,088.54	12.7198%

39

Matthews Asia

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-207-2324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Merge Fund Name Here

A SERIES OF MATTHEWS INTERNATIONAL FUNDS

The undersigned, revoking prior proxies, hereby appoints John P. McGowan and David Monroe as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Matthews International Funds (the "Trust") to be held at 8:00 a.m., Pacific Time, on Tuesday, February 24, 2015, at the offices of Matthews International Capital Management, LLC at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated January 22, 2015.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-207-2324**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Merge Fund Name Here

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and the nominees listed below have been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each nominee if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	FOR ALL, EXCEPT
1. **To elect five (5) Trustees to the Board.**	○	○	○

Nominees:

01) Christopher F. Lee
02) Gale K. Caruso
03) Jonathan F. Zeschin
04) Richard K. Lyons
05) William J. Hackett

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